Exhibit 99.1

Logiq Completes Distribution of GoLogiq Spin Off Shares to its Shareholders

●	Management expects that distribution of GoLogiq shares will enhance value creation for both companies’ shareholders

●	As standalone “pureplay” companies, both entities are more nimble to be laser focused on innovation within their respective industries to realize their fullest growth potential

●	GoLogiq plans to capitalize on tremendous fintech and big data opportunities in southeast Asia

NEW YORK – July 27, 2022 — Logiq, Inc. (OTCQX: LGIQ, NEO: LGIQ), a global provider of award-winning digital consumer acquisition solutions, today completed its distribution of GoLogiq (OTC: GOLQ) (formerly known as Lovarra) spin off shares to Logiq shareholders of record as of the close of business on December 30, 2021, on a 1:1 basis, through a special dividend, completing the previously disclosed separation of Logiq and GoLogiq into two independent, publicly traded companies.

Shareholders entitled to receive these GoLogiq shares do not need to take any action. Eligible GoLogiq spin off shares held in book entry at the transfer agent, or held in broker dealer custody, will be automatically credited in those respective accounts.

Due to GoLogiq’s former shell status, Rule 144 is not expected to be available to shareholders for resale of the GoLogiq shares they receive in the spin off until on or after April 12, 2023, which is one year from the date that all Form 10 information was filed by GoLogiq with the Securities and Exchange Commission.

Logiq Chief Executive Officer, Brent Suen, commented, “The distribution of GoLogiq shares to our investors marks a long-awaited journey in which we successfully transformed our business into two standalone entities to enhance value for our shareholders. Going forward, we expect each business to be much more nimble and create greater value for all of their respective stakeholders -- embarking on a new era of technological innovation and growth.”

Matt Brent, GoLogiq Chief Executive Officer, commented, “This is a major milestone for GoLogiq, and while we are deeply appreciative of the launching pad Logiq has provided we are equally excited to pursue the strategy that we outlined earlier this month. We have quietly been working behind the scenes in recent months to execute on our business plan to capitalize on the tremendous fintech and big data growth opportunity in southeast Asia.”

No fractional shares of GoLogiq were issued in the special dividend; instead, any fractional GoLogiq shares that a Logiq shareholder would have otherwise been entitled to as a result of the spin off were rounded down to the nearest whole share.

The GoLogiq shares issued in the distribution have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of by the holders thereof unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.

For more details, see the Company’s report on 8-K which it will be filing today at www.SEC.gov.

About GoLogiq

GoLogiq Inc. is a US-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics in Southeast Asia. The company plans to build out a network of convenience stores in Vietnam that will serve as a D2C marketing and distribution platform for its growing array of next-gen fintech services.   In Indonesia, its legacy operations consist of three main software platforms including CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, its Big Data analytics platform. Visit us at: https://gologiq.com/ and follow us on twitter with $GOLQ and @gologiq.

About Logiq

Logiq Inc. is a U.S.-based leading global provider of e-commerce and digital customer acquisition solutions by simplifying digital advertising. It provides a data-driven, end-to-end marketing through its results solution or providing software to access data by activating campaigns across multiple channels.

Connect with Logiq: Website | LinkedIn | Twitter | Facebook

The Company’s Digital Marketing business includes a holistic, self-serve ad tech platform. Its proprietary data-driven, AI-powered solutions allows brands and agencies to advertise across thousands of the world’s leading digital and connected TV publishers.

Important Cautions Regarding Forward Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, potential strategic transactions, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, and the valuation and success of the businesses after completion of the transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its most recent Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

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